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                                                                   EXHIBIT 10.30

                                 AMENDMENT NO. 2

                  AMENDMENT NO. 2 (this "AMENDMENT"), dated as of July 20, 2001 to that certain Credit Agreement, dated as of October 2, 1998 and amended and restated as of October 25, 2000 (the "CREDIT AGREEMENT"; capitalized terms used herein and not defined shall have the meaning set forth in the Credit Agreement), among ATRIUM COMPANIES, INC., a Delaware corporation ("BORROWER"), the Guarantors party thereto, each of the lenders that is a signatory thereto identified under the caption "LENDERS" on the signature pages thereto, or that, pursuant to Section 12.06 (b), shall become a "Lender" thereunder (individually, a "LENDER" and collectively, the "LENDERS"), MERRILL LYNCH & CO., MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED as lead arranger and syndication agent (collectively in such capacities, the "LEAD ARRANGER"); BANK ONE, TEXAS, N.A., as documentation agent (in such capacity, the "DOCUMENTATION AGENT"); and FLEET NATIONAL BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                                   WITNESSETH:

                  WHEREAS, pursuant to Section 12.04 of the Credit Agreement, Borrower, each of the Guarantors and each of the undersigned Lenders hereby agree, subject to the conditions set forth herein, to amend certain provisions of the Credit Agreement as set forth herein;

                  NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION ONE -- AMENDMENTS.

                  (A) AMENDMENTS TO SECTION 9.11. Section 9.11 of the Credit Agreement shall be amended, effective as of the date hereof and subject to the satisfaction of the conditions set forth in Section Two hereof, by:

                  (1) deleting the text immediately before the table in Section 9.11(a)(i) thereof and replacing such text in its entirety with the following:




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                                      -2-


                  "(a)  Maximum Total Leverage Ratio.

                        (i) If a Permitted Receivables Transaction is not in effect, the Total Leverage Ratio shall not, as of any Test Date during any period set forth in the table below, exceed the ratio set forth opposite such period in the table below:"

                  (2) deleting the text immediately before the table in Section 9.11(a)(ii) thereof and replacing such text in its entirety with the following:

                        "(ii) If a Permitted Receivables Transaction is in effect, the Total Leverage Ratio shall not, as of any Test Date during any period set forth in the table below, exceed the ratio set forth opposite such period in the table below:"

                  (3) deleting the text immediately before the table in Section 9.11(b)(i) thereof and replacing such text in its entirety with the following:

                  "(b)     Maximum Senior Leverage Ratio.

                           (i) If a Permitted Receivables Transaction is not in effect, the Senior Leverage Ratio shall not, as of any Test Date during any period set forth in the table below, exceed the ratio set forth opposite such period in the table below:"

                  (4) deleting the text immediately before the table in Section 9.11(b)(ii) thereof and replacing such text in its entirety with the following:

                           "(ii) If a Permitted Receivables Transaction is in effect, the Senior Leverage Ratio shall not, as of any Test Date during any period set forth in the table below, exceed the ratio set forth opposite such period in the table below:"

                  SECTION TWO -- CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by each Obligor, the Majority Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Amendment. In addition, the effectiveness of this Amendment (other than Sections Five, Six and Seven hereof) is conditioned upon (A) the accuracy of the representations and warranties set forth in Section Three hereof and (B) receipt by Cahill Gordon & Reindel by wire transfer of immediately available funds of its reasonable




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                                       -3-


legal fees and disbursements relating to this Amendment to the extent properly invoiced to Borrower on or prior to the date of this Amendment.

                  SECTION THREE-- REPRESENTATIONS AND WARRANTIES; COVENANTS.

                  REPRESENTATIONS AND WARRANTIES. In order to induce the Lenders and the Agents to enter into this Amendment, each Obligor represents and warrants to each of the Lenders and the Agents that after giving effect to this Amendment, (x) no Default or Event of Default has occurred and is continuing, and (y) all of the representations and warranties in the Credit Agreement, after giving effect to this Amendment, are true and complete in all material respects on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

                  SECTION FOUR -- REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE NOTES. On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Credit Documents to "the Credit Agreement," "thereunder," "thereof" or words of similar import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment. The Credit Agreement, the Notes and each of the other Credit Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Obligors under the Credit Documents. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Credit Documents, nor constitute a waiver of any provision of any of the Credit Documents. Each Guarantor ratifies and confirms its Guarantee as in full force and effect after giving effect to the Amendment herein set forth.

                  SECTION FIVE -- COSTS, EXPENSES AND TAXES. The Company agrees to pay all reasonable costs and expenses of the Agents in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel) in accordance with the terms of Section 12.03 of the Credit Agreement. In addition, the Company shall pay or reimburse any and all stamp and other taxes payable or determine to be payable in connection with the execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, if any, and agrees to save each Agent and each Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omission to pay such taxes.




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                                      -4-


                  SECTION SIX -- EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION SEVEN - GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to any provisions thereof relating to conflicts of law).

                            [SIGNATURE PAGES FOLLOW]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered as of the day and year first above written.

                                            ATRIUM COMPANIES, INC.,
                                              as Borrower


                                            By:
                                                --------------------------------
                                                Name:
                                                Title:



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                                           D AND W HOLDINGS, INC.
                                           ATRIUM DOOR AND WINDOW COMPANY - WEST
                                             COAST
                                           ATRIUM DOOR AND WINDOW COMPANY OF
                                             THE NORTHEAST
                                           ATRIUM DOOR AND WINDOW COMPANY OF
                                             THE NORTHWEST
                                           ATRIUM DOOR AND WINDOW COMPANY OF
                                             NEW YORK
                                           ATRIUM DOOR AND WINDOW COMPANY OF
                                             ARIZONA
                                           ATRIUM DOOR AND WINDOW COMPANY OF
                                             NEW ENGLAND
                                           DOOR HOLDINGS, INC.
                                           R.G. DARBY COMPANY, INC.
                                           TOTAL TRIM, INC.
                                           WING INDUSTRIES HOLDINGS, INC.
                                           WIND INDUSTRIES, INC.
                                           R.G. DARBY COMPANY - SOUTH
                                           TOTAL TRIM, INC. - SOUTH
                                           HEAT, INC.
                                           H.I.G. VINYL, INC.
                                           CHAMPAGNE INDUSTRIES, INC.
                                           THERMAL INDUSTRIES, INC.
                                           BEST BUILT, INC.
                                           VES, INC.,
                                           each as a Guarantor

                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:




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                                           FLEET NATIONAL BANK,
                                             as Administrative Agent, Issuing
                                             Lender and as a Lender


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                           MERRILL LYNCH & CO.,
                                             MERRILL LYNCH, PIERCE, FENNER &
                                             SMITH INCORPORATED,
                                             as Lead Arranger and Syndication
                                             Agent


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                           BANK ONE, TEXAS, N.A.,
                                             as Documentation Agent and as a
                                             Lender


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                           MERRILL LYNCH CAPITAL CORPORATION,
                                             as a Lender


                                           By:
                                               ---------------------------------
                                               Name:
                                               Title:


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                                           [Please white-out and insert full,
                                           legal institution name]
                                             as a Lender



                                           By:
                                               ---------------------------------
                                               Name:
                                               Title: